UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2012

THE AES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia	22203
(Address of principal executive offices)	(Zip code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

As previously reported, on November 28, 2011, The AES Corporation (“AES” or the “Company”) completed its acquisition (the “Acquisition”) of 100% of the common stock of DPL Inc. (“DPL”) pursuant to the terms and conditions of a definitive agreement (the “Merger Agreement”) with DPL dated as of April 19, 2011.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The following audited financial statements and related report of independent registered public accounting firm are filed herewith as Exhibit 99.1:

•	Audited consolidated balance sheets of DPL as of December 31, 2010 and 2009; and

•	Audited consolidated statements of results of operations, cash flows and shareholders’ equity of DPL for each of the years ended December 31, 2010, 2009 and 2008.

The following unaudited interim financial statements are filed herewith as Exhibit 99.2:

•	Unaudited consolidated balance sheet of DPL as of September 30, 2011; and

•	Unaudited consolidated statements of results of operations and cash flows of DPL for the nine months ended September 30, 2011 and 2010.

(b)	Pro Forma Financial Information

In accordance with Rule 11-01(a) of Regulation S-X, filed herewith as Exhibit 99.3 is unaudited pro forma condensed combined consolidated financial information of The AES Corporation and DPL, giving effect to certain pro forma events related to the Acquisition. It does not purport to project future financial position or operating results of the post-acquisition combined company. The pro forma statements of operations are for the nine months ended September 30, 2011 and for the year ended December 31, 2010. The pro forma balance sheet is as of September 30, 2011.

(d)	Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of independent registered public accounting firm, filed herewith.

99.1	Audited consolidated financial statements of DPL as of December 31, 2010 and 2009, and for each year in the three-year period ended December 31, 2010.

99.2	Unaudited consolidated financial statements of DPL as of and for the nine months ended September 30, 2011 and 2010.

99.3

Unaudited pro forma condensed combined consolidated financial information of The AES Corporation and DPL, consisting of:

•    Pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2011;

•    Pro forma condensed combined consolidated statement of operations for the year ended December 31, 2010;

•    Pro forma condensed combined consolidated balance sheet as of September 30, 2011; and

•    Notes to pro forma condensed combined consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE AES CORPORATION (Registrant)

Date: January 31, 2012	By:	/S/ VICTORIA D. HARKER
		Name:	Victoria D. Harker
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)